EXHIBIT 99.2
                                 ------------

                               The Confirmation

                        [Lehman Brothers LOGO OMITTED]]
                                  Transaction

Date:         27 July, 2006

To:           Countrywide Home Loans, Inc.
              Attention:  Documentation Unit


From:         Lehman Brothers Special Financing Inc.
              Mandy Lee - Confirmations Group
              Facsimile:  (+1) 646-885-9551 (United States of America)
              Telephone:  212-526-9257

Ref. Numbers: Risk ID: 1265925L / Effort ID: N1012523 / Global Deal ID: 2604965


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Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.





                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:



  General Terms:

     Trade Date:                                25 July, 2006

     Effective Date:                            28 July, 2006

     Termination Date:                          25 July, 2010

                                                For purposes of the final Calculation Period on
                                                the Floating Amounts, Termination Date will be
                                                subject to adjustment in accordance with the
                                                Following Business Day Convention, and for
                                                purposes of the final Calculation Period on the
                                                Fixed Amounts, Termination Date will be subject
                                                to No Adjustment.

     Notional Amount:                           With respect to each Calculation Period, the
                                                lesser of (i) the Notional Amount as set forth in
                                                Appendix A attached hereto and (ii) the aggregate
                                                Principal Balance of the Reference Assets on or
                                                about the 15th calendar day of each month,
                                                commencing in the month of August 2006.

     Referenced Assets:                         CWALT Inc. Alternative Loan Trust, Series
                                                2006-OC6, Class 1-A (Cusip: 23243DAA8), Class
                                                2-A-1 (Cusip: 23243DAB6), Class 2-A-2A (Cusip:
                                                23243DAC4), Class 2-A-2B (Cusip: 23243DAD2), Class
                                                2-A-3 (Cusip: 23243DAF7), Class M-1 (Cusip:
                                                23243DAH3), Class M-2 (Cusip: 23243DAJ9), Class
                                                M-3 (Cusip: 23243DAK6), Class M-4 (Cusip:
                                                23243DAL4), Class M-5 (Cusip: 23243DAM2), Class
                                                M-6 (Cusip: 23243DAN0), Class M-7 (Cusip:
                                                23243DAP5), Class M-8 (Cusip: 23243DAQ3), and
                                                Class M-9 (Cusip: 23243DAR1).

     Principal Balance:                         As reported on Bloomberg Financial Services, Inc.
                                                ("Bloomberg"): by entering the Cusip, <Mtge>, type
                                                "pdi4", <Go>. If Bloomberg fails to publish the
                                                aggregate Principal Balance of the Referenced
                                                Assets or the parties fail to agree on the
                                                aggregate Principal Balance of the Referenced
                                                Assets for any Calculation Period, the aggregate
                                                Principal Balance of the Referenced Assets shall
                                                be determined by the Calculation Agent pursuant to
                                                the Pooling and Servicing Agreement, dated as of
                                                01 July, 2006 among CWALT, Inc. as depositor, Park
                                                Granada LLC, as a seller, Park Monaco Inc., as a
                                                seller, Park Sienna LLC, as a seller, Countrywide
                                                Home Loans, Inc. as a seller, Countrywide Home
                                                Loans Servicing LP, as master servicer, and The
                                                Bank of New York, as trustee.

                  Risk ID: 1265925L / Effort ID: 1012523 / Global Deal ID: 2604965

                                            Page 2 of 6


  Floating Amounts:

     Floating Amount Payer:                     Party A

     Floating Amount Payer Period End Dates:    The 25th calendar day of each month, from and
                                                including 25 August, 2006 to and including the
                                                Termination Date, subject to adjustment in
                                                accordance with the Following Business Day
                                                Convention.

     Floating Amount Payer Payment Dates:       One (1) Business Days prior to each Floating
                                                Amount Payer Period End Date.

     Floating Rate Option:                      USD-LIBOR-BBA

     Designated Maturity:                       1 month

     Spread:                                    Inapplicable

     Floating Rate Day Count Fraction:          Actual/360

     Reset Dates:                               The first day of each Calculation Period

  Fixed Amounts:

     Fixed Amount Payer:                        Party B

     Fixed Amount Payer Period End Dates:       The 25th calendar day of each month, from and
                                                including 25 August, 2006 to and including the
                                                Termination Date, with No Adjustment of Period End
                                                Dates.

     Fixed Amount Payer Payment Dates:          The 25th calendar day of each month, from and
                                                including 25 August, 2006 to and including the
                                                Termination Date, subject to adjustment in
                                                accordance with the Following Business Day
                                                Convention.

     Fixed Rate:                                5.60% per annum

     Fixed Rate Day Count Fraction:             30/360

  Business Days:                                New York

  Additional Payment:                           Party A shall pay Party B the sum of USD
                                                560,000.00 on the Effective Date subject to
                                                adjustment in accordance with the Following
                                                Business Day Convention.


   Additional Provision:

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                        Where,

       Risk ID: 1265925L / Effort ID: 1012523 / Global Deal ID: 2604965

                        Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.



  Miscellaneous:

     Calculation Agent:                         As stated in the Agreement.

     Office:                                    For the  purposes  of  this  Transaction,
                                                Party A is not a Multibranch Party, and the
                                                Office of Party B is its Head Office.

  Account Details:

     Account Details of Party A:                JPMorgan Chase Bank, New York
                                                ABA #: 021000021
                                                A/C of Lehman Brothers Special  Financing
                                                Inc. A/C # 066-143-543

     Account Details of Party B:                To be provided




Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                            Accepted and agreed to:

Lehman Brothers Special Financing Inc.      Countrywide Home Loans, Inc.




By:    /s/ Anatoly Kozlov                   By:    /s/ Brad Coburn
       -------------------------                   -------------------------
Name:  Anatoly Kozlov                       Name:  Brad Coburn
Title:                                      Title:


       Risk ID: 1265925L / Effort ID: 1012523 / Global Deal ID: 2604965

                                  Appendix A

  Calculation Periods up to but excluding       Notional Amount (in USD):
  the Payment Date scheduled to occur:

  25 August, 2006                                USD 308,376,406.47

  25 September, 2006                             USD 305,706,175.89

  25 October, 2006                               USD 302,687,495.94

  25 November, 2006                              USD 299,330,674.59

  25 December, 2006                              USD 295,640,532.38

  25 January, 2007                               USD 291,624,550.31

  25 February, 2007                              USD 287,304,157.79

  25 March, 2007                                 USD 282,724,373.28

  25 April, 2007                                 USD 277,813,470.34

  25 May, 2007                                   USD 272,609,892.97

  25 June, 2007                                  USD 267,129,501.12

  25 July, 2007                                  USD 261,383,844.50

  25 August, 2007                                USD 255,430,349.75

  25 September, 2007                             USD 249,330,528.24

  25 October, 2007                               USD 243,166,741.63

  25 November, 2007                              USD 236,947,079.84

  25 December, 2007                              USD 230,713,444.07

  25 January, 2008                               USD 224,512,209.60

  25 February, 2008                              USD 218,356,794.44

  25 March, 2008                                 USD 212,250,878.08

  25 April, 2008                                 USD 206,198,106.95

  25 May, 2008                                   USD 200,247,286.81

  25 June, 2008                                  USD 194,491,847.15

  25 July, 2008                                  USD 187,850,247.75

  25 August, 2008                                USD 179,633,782.33

  25 September, 2008                             USD 171,882,551.58

  25 October, 2008                               USD 164,512,968.94

  25 November, 2008                              USD 157,505,973.61

  25 December, 2008                              USD 150,843,139.19

  25 January, 2009                               USD 145,034,907.17


       Risk ID: 1265925L / Effort ID: 1012523 / Global Deal ID: 2604965

                                  Appendix A

  Calculation Periods up to but excluding      Notional Amount (in USD):
  the Payment Date scheduled to occur:

  25 February, 2009                             USD 140,396,578.52

  25 March, 2009                                USD 135,922,962.03

  25 April, 2009                                USD 131,607,641.70

  25 May, 2009                                  USD 127,446,177.17

  25 June, 2009                                 USD 123,087,552.73

  25 July, 2009                                 USD 118,611,561.41

  25 August, 2009                               USD 114,292,990.12

  25 September, 2009                            USD 110,181,626.93

  25 October, 2009                              USD 106,235,471.60

  25 November, 2009                             USD 102,447,867.64

  25 December, 2009                             USD 98,986,927.41

  25 January, 2010                              USD 95,772,842.20

  25 February, 2010                             USD 92,649,614.66

  25 March, 2010                                USD 89,630,445.61

  25 April, 2010                                USD 86,718,211.59

  25 May, 2010                                  USD 83,909,404.95

  25 June, 2010                                 USD 81,200,635.43

  25 July, 2010                                 USD 78,588,540.32



       Risk ID: 1265925L / Effort ID: 1012523 / Global Deal ID: 2604965